Exhibit 10.1

EXECUTION VERSION

FORM OF LOCK-UP AGREEMENT

This LOCK-UP AGREEMENT (this “Agreement”) is made and entered into as of December 9, 2022 by and among (i) HDH Newco, Inc., a Delaware corporation (“Pubco”), (ii) BWA Holdings LLC, a Delaware limited liability company, in the capacity as the SPAC Representative (including any successor Purchaser Representative appointed in accordance therewith, the “SPAC Representative”) under the Business Combination Agreement (as defined below), and (iii) the undersigned (“Holder”). Any capitalized term used but not otherwise defined in this Agreement shall have the meaning ascribed to such term in the Business Combination Agreement.

WHEREAS, on or about the date hereof, Pubco, Better World Acquisition Corp., a Delaware corporation (the “SPAC”), Heritage Distilling Holding Company, Inc., a Delaware corporation (together with its successors, the “Company”), BWA Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Pubco (“SPAC Merger Sub”), HD Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Pubco (“Company Merger Sub” and, together with SPAC Merger Sub, the “Merger Subs”), the SPAC Representative, and Justin Stiefel, in the capacity as the representative from and after the Effective Time for the Company Earnout Participants (the “Seller Representative”), entered into that certain Business Combination Agreement (as amended, supplemented and/or restated from time to time in accordance with the terms thereof, the “Business Combination Agreement”), pursuant to which, among other matters, upon the consummation of the transactions contemplated thereby, (i) SPAC Merger Sub shall merge with and into SPAC, with SPAC continuing as the surviving entity (the “SPAC Merger”), and, in connection therewith, (A) each share of SPAC Common Stock issued and outstanding immediately prior to the Effective Time shall be cancelled in exchange for the right of the holder thereof to receive, with respect to each share of SPAC Common Stock that is not redeemed or converted in the Closing Redemption, one share of Pubco Common Stock and one CVR (subject to the holders of Founder Shares and Representative Shares waiving their right to receive CVRs for such shares pursuant to the CVR Funding and Waiver Letter), and (B) Pubco shall assume all of the outstanding SPAC Warrants and each SPAC Warrant shall become a warrant to purchase the same number of shares of Pubco Common Stock at the same exercise price during the same exercise period and otherwise on the same terms as the SPAC Warrant being assumed; (ii) Company Merger Sub shall merge with and into the Company, with the Company continuing as the surviving entity (the “Company Merger”, and together with the SPAC Merger, the “Mergers”), and in connection therewith, (A) the shares of capital stock of the Company issued and outstanding immediately prior to the Effective Time shall be cancelled in exchange for the right of the holders thereof to receive shares of Pubco Common Stock as set forth in the Business Combination Agreement, (B) holders of Company Interim Notes shall receive shares of Pubco Common Stock separate from the Stockholder Merger Consideration, (C) Pubco shall assume all of the outstanding Company Financing/Interim Warrants and each Company Financing/Interim Warrant shall become a warrant to purchase shares of Pubco Common Stock with the number of shares and exercise price thereof equitably adjusted in accordance with the Business Combination Agreement, (D) each Contributed Warrant shall be contributed to Pubco and exchanged for the right to receive such number of shares of Pubco Common Stock as such holder of a Contributed Warrant would have received pursuant to Section 1.14(a) of the Business Combination Agreement if such Contributed Warrant had been exercised immediately prior to the Effective Time for the number of shares of Company Common Stock set forth in the Contribution Agreement, (E) each Restricted Stock Unit Award outstanding immediately prior to the Effective Time, as amended in accordance with the Business Combination Agreement and the RSU Award Amendments, shall be assumed by Pubco, with the number of RSU Shares underlying such Restricted Stock Unit Award to be adjusted in accordance with the Business Combination Agreement, and (F) all other Company Convertible Securities shall be terminated; and (iii) as a result of such Mergers, SPAC and the Company each shall become wholly owned subsidiaries of Pubco, and Pubco shall become a publicly traded company (such transactions, together with the other transactions contemplated by the Business Combination Agreement, the “Transactions”), all upon the terms and subject to the conditions set forth in this Agreement and in accordance with the provisions of the DGCL and other applicable law;

WHEREAS, as of the date hereof, Holder is a Significant Company Holder under the Business Combination Agreement and a holder of securities of the Company in such amounts as set forth underneath Holder’s name on the signature page hereto; and

WHEREAS, pursuant to the Business Combination Agreement, and in view of the valuable consideration to be received by Holder thereunder, the parties desire to enter into this Agreement, pursuant to which the portion of the Stockholder Merger Consideration, [seventy percent (70%) of the]1 Company Interim Note Conversion Shares and Assumed Warrants received by Holder pursuant to the Business Combination Agreement (all such securities, together with any securities paid as dividends or distributions with respect to such securities or into which such securities are exchanged or converted, collectively, the “Restricted Securities”), shall become subject to limitations on disposition as set forth herein.

 NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

1. Lock-Up Provisions.

(a) Holder hereby agrees not to, during the period (the “Lock-Up Period”) commencing from the Closing and ending on, (i) with respect to fifty percent (50%) of the Restricted Securities, the earlier of (x) the twelve (12)-month anniversary of the date of the Closing and (y) the date after the Closing on which Pubco consummates a liquidation, merger, share exchange or other similar transaction with an unaffiliated third party that results in all of Pubco’s stockholders having the right to exchange their equity holdings in Pubco for cash, securities or other property; and (ii) with respect to the remaining fifty percent (50%) of the Restricted Securities, the earliest of (x) the twelve (12)-month anniversary of the date of the Closing, (y) the date on which the closing price of Pubco Common Stock on the Nasdaq (or other principal stock exchange or quotation service on which such shares then trade) equals or exceeds $12.50 per share (as equitably adjusted for stock splits, stock dividends, reorganizations and recapitalizations after the Closing) for any twenty (20) trading days within any thirty (30) trading day period commencing after the Closing, and (z) the date after the Closing on which Pubco consummates a liquidation, merger, share exchange or other similar transaction with an unaffiliated third party that results in all of Pubco’s stockholders having the right to exchange their equity holdings in Pubco for cash, securities or other property: (A) lend, offer, pledge, hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Restricted Securities, (B) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Restricted Securities, or (C) publicly disclose the intention to do any of the foregoing, whether any such transaction described in clauses (A), (B) or (C) above is to be settled by delivery of Restricted Securities or other securities, in cash or otherwise (any of the foregoing described in clauses (A), (B) or (C), a “Prohibited Transfer”). The foregoing sentence shall not apply to the transfer of any or all of the Restricted Securities owned by Holder (I) by gift, will or intestate succession upon the death of Holder, (II) to any Permitted Transferee (defined below), (III) pursuant to a court order or settlement agreement related to the distribution of assets in connection with the dissolution of marriage or civil union, (IV) to an unaffiliated charity or educational institution and (V) by open market sales necessary for the payment of taxes incurred by the Holder pursuant to the receipt of Pubco Securities in connection with the Transactions (provided, however, that such open market sales of any Restricted Securities pursuant to this clause (V) shall not exceed (i) twenty-five percent (25%) of Holder’s Restricted Securities in the aggregate, or (ii) one percent (1%) of the daily trading volume of Pubco Common Stock in any given Trading Day (which, for purposes hereof, means the number of shares of Pubco Common Stock traded on the principal securities or exchange market on which the Pubco Common Stock is then listed during such Trading Day multiplied by the VWAP for such day)); provided, however, that in the case of any of clauses (I), (II), (III) or (IV), it shall be a condition to such transfer that the transferee executes and delivers to Pubco an agreement stating that the transferee is receiving and holding the Restricted Securities subject to the provisions of this Agreement applicable to Holder, and there shall be no further transfer of such Restricted Securities except in accordance with this Agreement. As used in this Agreement, the term “Permitted Transferee” shall mean: (A) the members of Holder’s immediate family (for purposes of this Agreement, “immediate family” shall mean with respect to any natural person, any of the following: such person’s spouse or domestic partner, the siblings of such person and his or her spouse or domestic partner, and the direct descendants and ascendants (including adopted and step children and parents) of such person and his or her spouse or domestic partner and siblings), (B) any trust for the direct or indirect benefit of Holder or the immediate family of Holder, (C) if Holder is a trust, the trustor or beneficiary of such trust or to the estate of a beneficiary of such trust, (D) if Holder is an entity, as a distribution to limited partners, shareholders, members of, or owners of similar equity interests in Holder, or (E) any affiliate of Holder. Holder further agrees to execute such agreements as may be reasonably requested by Pubco that are consistent with the foregoing or that are necessary to give further effect thereto.

[1]	NTD: Certain Holders to sign Lock-Up Agreements covering seventy percent (70%) of the Company Interim Note Conversion Shares.

(b)  If any Prohibited Transfer is made or attempted contrary to the provisions of this Agreement, such purported Prohibited Transfer shall be null and void ab initio, and Pubco shall refuse to recognize any such purported transferee of the Restricted Securities as one of its equity holders for any purpose. In order to enforce this Section 1, Pubco may impose stop-transfer instructions with respect to the Restricted Securities of Holder (and Permitted Transferees and assigns thereof) until the end of the Lock-Up Period.

(c) During the Lock-Up Period, each certificate evidencing any Restricted Securities shall be stamped or otherwise imprinted with a legend in substantially the following form, in addition to any other applicable legends:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN A LOCK-UP AGREEMENT, DATED AS OF DECEMBER 9, 2022, BY AND AMONG THE ISSUER OF SUCH SECURITIES (THE “ISSUER”), THE ISSUER’S SECURITY HOLDER NAMED THEREIN AND CERTAIN OTHER PERSONS, AS THE SAME MAY BE AMENDED, RESTATED, SUPPLEMENTED AND/OR MODIFIED FROM TIME TO TIME IN ACCORDANCE WITH ITS TERMS. A COPY OF SUCH LOCK-UP AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST.”

(d) For the avoidance of any doubt, Holder shall retain all of its rights as a shareholder of Pubco with respect to the Restricted Securities during the Lock-Up Period, including the right to vote any Restricted Securities, but subject to the obligations under the Business Combination Agreement.

2. Miscellaneous.

(a) Termination of Business Combination Agreement. This Agreement shall be binding upon Holder upon Holder’s execution and delivery of this Agreement, but this Agreement shall only become effective upon the Closing. Notwithstanding anything to the contrary contained herein, in the event that the Business Combination Agreement is terminated in accordance with its terms prior to the Closing, this Agreement and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

(b) Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement and all obligations of Holder are personal to Holder and may not be transferred or delegated by Holder at any time. Each of Pubco and the SPAC Representative may freely assign any or all of its rights under this Agreement, in whole or in part, to any successor entity (whether by merger, consolidation, equity sale, asset sale or otherwise) or Affiliate with the consent or approval of Holder.

(c) Third Parties. Nothing contained in this Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any person or entity that is not a party hereto or thereto or a successor or permitted assign of such a party.

(d) Governing Law; Jurisdiction. This Agreement and any dispute or controversy arising out of or relating to this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of law principles thereof. All Actions arising out of or relating to this Agreement shall be heard and determined exclusively in the Delaware Court of Chancery (and if such court lacks jurisdiction, any other state or federal court located in the State of Delaware) (or in any appellate court thereof) (the “Specified Courts”). Each party hereto hereby (i) submits to the exclusive jurisdiction of any Specified Court for the purpose of any Action arising out of or relating to this Agreement brought by any party hereto and (ii) irrevocably waives, and agrees not to assert by way of motion, defense or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any Specified Court. Each party agrees that a final judgment in any Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each party irrevocably consents to the service of the summons and complaint and any other process in any other action or proceeding relating to the transactions contemplated by this Agreement, on behalf of itself, or its property, by personal delivery of copies of such process to such party at the applicable address set forth in Section 2(g). Nothing in this Section 2(d) shall affect the right of any party to serve legal process in any other manner permitted by applicable law.

(e) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 2(e).

(f) Interpretation. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement. In this Agreement, unless the context otherwise requires: (i) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; (iii) the words “herein,” “hereto,” and “hereby” and other words of similar import in this Agreement shall be deemed in each case to refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement; and (iv) the term “or” means “and/or”. The parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

(g) Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered (i) in person, (ii) by facsimile or other electronic means, with affirmative confirmation of receipt, (iii) one Business Day after being sent, if sent by reputable, nationally recognized overnight courier service or (iv) three (3) Business Days after being mailed, if sent by registered or certified mail, pre-paid and return receipt requested, in each case to the applicable party at the following addresses (or at such other address for a party as shall be specified by like notice):

If to the SPAC Representative, to: BWA Holdings, LLC 775 Park Avenue New York, New York 10021 Attn: Rosemary L. Ripley Telephone No.: (212) 450-9700 E-mail: rosemary@betterworldspac.com with a copy (which will not constitute notice) to:

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, New York 10105
Attn: Stuart Neuhauser, Esq.
          Matthew A. Gray, Esq.
Telephone No.: (212) 370-1300
Email: sneuhauser@egsllp.com;
          mgray@egsllp.com

If to Pubco at or prior to the Closing, to: BWA Sponsor LLC 775 Park Avenue New York, New York 10021 Attn: Rosemary L. Ripley Telephone No.: (212) 450-9700 E-mail: rosemary@betterworldspac.com with a copy (which will not constitute notice) to:

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, New York 10105
Attn: Stuart Neuhauser, Esq.
         Matthew A. Gray, Esq.
Telephone No.: (212) 370-1300
Email: sneuhauser@egsllp.com;
          mgray@egsllp.com

If to Pubco after the Closing, to:

HDH Newco, Inc.
9668 Bujacich Road
Gig Harbor, WA 98332
Attn: Justin Stiefel
Telephone No.: (253) 509-0008
Email: justin@heritagedistilling.com

and

the SPAC Representative:

with a copy (which will not constitute notice) to:

Pryor Cashman, LLP
7 Times Square
New York, New York 10036
Attn: M. Ali Panjwani, Esq.;
        Eric M. Hellige, Esq.
Telephone No.: (212) 421-4100
Email: ali.panjwani@pryorcashman.com;
         ehellige@pryorcashman.com

and

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, New York 10105
Attn: Stuart Neuhauser, Esq.;
         Matthew A. Gray, Esq.
Facsimile No.: (212) 370-7889
Email: sneuhauser@egsllp.com;
          mgray@egsllp.com

If to any Holder, to: the address set forth below Holder’s name on the signature page to this Agreement with a copy (which will not constitute notice) to:

Pryor Cashman, LLP
7 Times Square
New York, New York 10036
Attn: M. Ali Panjwani, Esq.;
         Eric M. Hellige, Esq.
Telephone No.: 212-421-4100
Email: ali.panjwani@pryorcashman.com;
         ehellige@pryorcashman.com

(h) Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of Pubco and Holder. No failure or delay by a party in exercising any right hereunder shall operate as a waiver thereof. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

(i) Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable in a jurisdiction, such provision shall be modified or deleted, as to the jurisdiction involved, only to the extent necessary to render the same valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby nor shall the validity, legality or enforceability of such provision be affected thereby in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties will substitute for any invalid, illegal or unenforceable provision a suitable and equitable provision that carries out, so far as may be valid, legal and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision.

(j) Specific Performance. Holder acknowledges that its obligations under this Agreement are unique, recognizes and affirms that in the event of a breach of this Agreement by Holder, money damages may be inadequate and Pubco (and the SPAC Representative on behalf of Pubco) may not have an adequate remedy at law, and agrees that irreparable damage may occur in the event that any of the provisions of this Agreement were not performed by Holder in accordance with their specific terms or were otherwise breached. Accordingly, each of Pubco and the SPAC Representative shall be entitled to seek an injunction or restraining order to prevent breaches of this Agreement by Holder and to enforce specifically the terms and provisions hereof, this being in addition to any other right or remedy to which such party may be entitled under this Agreement, at law or in equity.

(k) Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled; provided, that, for the avoidance of doubt, the foregoing shall not affect the rights and obligations of the parties under the Business Combination Agreement or any Ancillary Document. Notwithstanding the foregoing, nothing in this Agreement shall limit any of the rights or remedies of Pubco and the SPAC Representative or any of the obligations of Holder under any other agreement between Holder and Pubco or the SPAC Representative or any certificate or instrument executed by Holder in favor of Pubco or the SPAC Representative, and nothing in any other agreement, certificate or instrument shall limit any of the rights or remedies of Pubco or the SPAC Representative or any of the obligations of Holder under this Agreement.

(l) Further Assurances. From time to time, at another party’s request and without further consideration (but at the requesting party’s reasonable cost and expense), each party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

(m) Counterparts; Electronic Delivery.  This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. A photocopy, faxed, scanned and/or emailed copy of this Agreement or any signature page to this Agreement, shall have the same validity and enforceability as an originally signed copy.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Lock-Up Agreement as of the date first written above.

Pubco:

HDH Newco, Inc.

By:
Name:
Title:

SPAC Representative:

BWA HOLDINGS, LLC

By:
Name:
Title:

IN WITNESS WHEREOF, the parties have executed this Lock-Up Agreement as of the date first written above.

Holder:

Name of Holder: [_______________________ ]

By:
Name:
Title:

Number and Type of Company Securities Owned:

Company Common Stock:_____________________________________

Company Founder Common Stock:______________________________

Company Interim Notes:______________________________________

Company Interim Warrants:___________________________________

Company Options:__________________________________________

Restricted Stock Unit Awards: _________________________________

Other Company Convertible Securities: __________________________

Address for Notice:

Address:

Facsimile No.:

Telephone No.:

Email: